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                                                                   Exhibit 10.40

           Second Deed made the 10th day of March 1983.

BETWEEN:                           CAYMAN WATER COMPANY LIMITED
                                   a Company incorporated and existing
                                   under the laws of the Cayman Islands
                                   with registered office in George Town,
                                   Grand Cayman, Cayman Islands

                                   (hereinafter called "the Borrower")

                                   OF THE ONE PART

AND:                               THE ROYAL BANK OF CANADA


                                   of P.O. Box 245, George Town,
                                   Grand Cayman, Cayman Islands

                                   (hereinafter called "the Bank")

                                   OF THE OTHER PART

WHEREAS:-

(1) This Deed is made supplemental to the Debenture ("the Debenture") dated 1st June 1979 between the Borrower, the Bank, Philip H. Lustig ("Lustig") and Cayman Public Utilities Ltd. (CPU) as supplemented by Deed dated 30th April 1981 between the Borrower and the Bank and to all collateral security documents and agreements executed pursuant thereto (hereinafter together called "the Bank Security")

(2) The Bank has agreed at the request of the Borrower to exclude from the security created by the Bank Security certain assets of the Borrower.

NOW THIS DEED WITNESSETH as follows:-

1. In consideration of the said agreement the Borrower and the Bank hereby agree that there shall be excluded from the Bank Security and in particular from the first floating charge over all the assets of the Borrower created by and in terms of Clause 2 (iii) of the Debenture the asset of the Borrower more particularly described in the Schedule hereto and that the Bank shall have no rights or interests in the said asset in terms of the Bank Security or otherwise.

2. In so far as not hereby expressly waived or varied the Borrower and the Bank hereby confirm the terms and provisions of the Bank Security.


                            [PUBLIC RECORDER STAMP]

                  [PUBLIC RECORD OFFICE CAYMAN ISLANDS STAMP]
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                                      - 2-

IN WITNESS     the    s   hereto have executed this Deed the day and year
first above written



The Common Seal of CAYMAN WATER      )
                                     )
COMPANY LIMITED was hereunto         )
                                     )
affixed by                           )    CAYMAN WATER COMPANY LIMITED
                                     )
and by                               )
                                     )
In the presence of:--                )    Per: /s/ L. Downer
                                               ------------------------------
                                     )                       Director
                                     )
                                     )
/s/                                  )    Per: /s/ Philip H. Lustig
-------------------------                      ------------------------------
Witness                                                      Secretary



SIGNED, SEALED and DELIVERED         )
                                     )
by VIVIAN GREENGRASS                 )
                                     )
the duly authorised attorney for     )
                                     )
the Bank in the presence of:--       )    THE ROYAL BANK OF CANADA
                                     )
                                     )
                                     )
                                     )
/s/                                       Per: /s/
-------------------------                      ------------------------------
Witness                                                Attorney for the Bank


                                    SCHEDULE
                                    --------

This is the Schedule referred to in the foregoing Second Deed:--

     MECO Model PD625OM3B Vapour Compression Diesel Powered Sea Water Conversion Unit which Unit includes a Cummins Model VT1710-635 Diesel Engine, (4) MECO Plate Coolers, Compressor, Heat Recovery Boiler Distilate, Feed Water and Blowdown Pumps NEMA 4 Electricals and Controls, Deaerator, Acid and Chemical Injection Equipment and instruments, all assembled on a (3) section skid.



[PUBLIC RECORD OFFICE CAYMAN ISLANDS STAMP]
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                                      -3-

I.   Arthur B. Hunter of George Town, Grand Cayman make oath and say:-

1. The foregoing Deed made between CAYMAN WATER COMPANY LIMITED ("the Borrower") of the one part and THE ROYAL BANK OF CANADA ("the Bank") of the other part was made by the Borrower and the Bank on the 10th day of March One Thousand Nine Hundred and Eighty Three.

2. I was present and did see L. Dowher and P. Lustig Director and Secretary respectively of the Borrower affix the Common Seal of the Borrower to the said Deed and sign the same as and for the proper act and deed of the Borrower and execute acknowledge and deliver the said Deed for the purposes therein mentioned on the 10th day of March One Thousand Nine Hundred and Eighty Three between the hours of 9 and 10 in the forenoon at George Town, Grand Cayman, Cayman Islands.

3. The Borrower has its registered office at George Town, Grand Cayman, Cayman Islands and is a company duly incorporated and existing under the Laws of the Cayman Islands.

4.   That the name           subscribed as a witness attesting to the due
     execution of the said Deed by the Borrower is of the proper handwriting of me this document and I reside at George Town, Grand Cayman and am an Attorney-at-Law.



                                                           -------------------
                                                           Witness


SWORN at George Town, Grand Cayman, Cayman Islands this 10th day of March One Thousand Nine Hundred and Eighty Three before me:-



                                                           --------------------
                                                           Justice of the Peace


[PUBLIC RECORD OFFICE CAYMAN ISLANDS STAMP]

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                                      -4-


I, Linda Ebanks of George Town, Grand Cayman, Cayman Islands make oath and say:-

1. The Foregoing Deed made between CAYMAN WATER COMPANY LIMITED ("the Borrower") of the one part and THE ROYAL BANK OF CAYMAN ("the Bank") of the
     other part was made by the Borrower and the Bank on the    day of One
     Thousand Nine Hundred and Eighty Three.

2. I was present and did see Vivian Greengrass the duly authorized attorney for and on behalf of the Bank sign seal and as and for his proper act and did execute acknowledge and deliver the said Deed for the purposes therein mentioned on the 10th day of February One Thousand Nine Hundred and Eighty Three between the hours of 9:00 and 10:00 in the forenoon at George Town, Grand Cayman, Cayman Islands.

3. The Bank is a banking corporation existing under the laws of Canada and having a branch officer in George Town, Grand Cayman, Cayman Islands.

4. That the name Linda Ebanks subscribed as a witness attesting to the due execution of the said Deed by the Bank is of the proper handwriting of me this deponent and I reside at George Town, Grand Cayman, Cayman Islands and am a Secretary.

                                        /s/ Linda Ebanks
                                        --------------------------
                                        Witness

SWORN at George Town, Grand Cayman, Cayman Islands this 14th day of February One Thousand Nine Hundred and Eighty Three before me:-

--------------------                    /s/
                                        ----------------------------
                                        Justice of the Peace



[PUBLIC RECORD OFFICE CAYMAN ISLANDS STAMP]